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                                                                     RULE 497(c)
                                                               REG. NO. 33-66712


                               LINDNER INVESTMENTS

                      LINDNER GOVERNMENT MONEY MARKET FUND

                       Supplement dated November 25, 2003
                    to the Prospectus dated October 17, 2003

PROPOSED LIQUIDATION OF GOVERNMENT MONEY MARKET FUND

On November 14, 2003, the Board of Trustees of Lindner Investments approved a Plan of Liquidation for the Lindner Government Money Market Fund (the "Fund"). The Plan of Liquidation will be submitted to shareholders of the Fund at a special meeting of shareholders that is presently scheduled to be held on or about January 16, 2004. If the Plan of Liquidation is approved, the assets of the Funds will be promptly liquidated and the cash proceeds will be distributed to shareholders in proportion to their ownership interests in the Fund. It is presently expected that the liquidation of assets and distribution of the proceeds to shareholders will occur at approximately the end of January 2004. The record date for shareholders entitled to vote at this special meeting of shareholders is the close of business on December 11, 2003. At that time, the Fund will be closed to new investors and the Fund will no longer accept orders to purchase shares of beneficial interest in the Fund. Shareholders may redeem their shares at any time up through the close of business on the day of the special meeting of shareholders.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THEIR PROSPECTUS FOR FUTURE REFERENCE